INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS AND GOODWILL
INTANGIBLE ASSETS AND GOODWILL
Intangible Assets
The major components of intangible assets as of December 31, 2017 and 2016 were as follows:

	Weighted- Average Useful Lives (Years)	2017			2016
(in millions)		Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Finite-lived intangible assets:
Product brands	6	$20,913	$(9,281)	$11,632	$20,725	$(6,883)	$13,842
Corporate brands	10	933	(179)	754	999	(146)	853
Product rights/patents	5	3,310	(2,346)	964	4,240	(2,118)	2,122
Partner relationships	2	179	(169)	10	152	(128)	24
Technology and other	4	214	(147)	67	252	(160)	92
Total finite-lived intangible assets		25,549	(12,122)	13,427	26,368	(9,435)	16,933
Acquired IPR&D not in service	NA	86	—	86	253	—	253
B&L Trademark	NA	1,698	—	1,698	1,698	—	1,698
		$27,333	$(12,122)	$15,211	$28,319	$(9,435)	$18,884

Long-lived assets with finite lives are tested for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. Impairment charges associated with these assets are included in Asset impairments in the consolidated statement of operations. The Company continues to monitor the recoverability of its finite-lived intangible assets and tests the intangible assets for impairment if indicators of impairment are present.
Asset impairments for the year ended December 31, 2017 include: (i) an impairment of $351 million related to the Sprout business being classified as held for sale, (ii) impairments of $151 million reflecting decreases in forecasted sales for other product lines, (iii) impairments of $114 million to other assets classified as held for sale, primarily related to the Obagi business, (iv) impairments of $95 million, in aggregate, to certain product/patent assets associated with the discontinuance of specific product lines not aligned with the focus of the Company's core business and (v) impairments of $3 million related to acquired IPR&D. The impairments to assets reclassified as held for sale were measured as the difference of the carrying value of these assets as compared to the estimated fair values of these assets less costs to sell determined using a discounted cash flow analysis which utilized Level 3 unobservable inputs. The other impairments and adjustments to finite-lived intangible assets were measured as the difference of the historical carrying value of these finite-lived assets as compared to the estimated fair value as determined using a discounted cash flow analysis using Level 3 unobservable inputs.
In connection with an ongoing litigation matter between the Company and potential generic competitors to the branded drug Uceris® Tablet, the Company performed an impairment test of its Uceris® Tablet related intangible assets. As the undiscounted expected cash flows from the Uceris® Tablet exceed the carrying value of the Uceris® Tablet related intangible assets, no impairment exists as of December 31, 2017. However, if market conditions or legal outcomes differ from the Company’s assumptions, or if the Company is unable to execute its strategies, it may be necessary to record an impairment charge equal to the difference between the fair value and carrying value of the Uceris® Tablet related intangible assets. As of December 31, 2017, the carrying value of Uceris® Tablet related intangible assets was $563 million.
In review of the Company’s finite-lived intangible assets, management revised the estimated useful lives of certain intangible assets in the third and fourth quarters of 2017. As a result, the useful lives of certain product brands, with an aggregate carrying value of $7,618 million as of December 31, 2017, were revised from an average of seven years to four years primarily due to revisions in the forecasted sales as a result of revisions to the date each product is expected to lose its exclusivity. In addition, the useful life of the Salix Brand, with a carrying value of $569 million as of December 31, 2017, was revised from seventeen years to ten years, due to a change in the forecasted sales of its product portfolio.
Estimated amortization of finite-lived intangible assets for the five years ending December 31 and thereafter are as follows:

(in millions)
2018	$2,921
2019	2,684
2020	2,399
2021	2,045
2022	1,851
Thereafter	1,527
Total	$13,427
Goodwill
The changes in the carrying amount of goodwill for the years ended December 31, 2017 and 2016 were as follows:

(in millions)	Developed Markets	Emerging Markets	Bausch + Lomb/ International	Branded Rx	U.S. Diversified Products	Total
Balance, January 1, 2016	$16,141	$2,412	$—	$—	$—	$18,553
Acquisitions	1	—	—	—	—	1
Divestiture of a portfolio of neurology medical device products	(36)	—	—	—	—	(36)
Goodwill related to Ruconest® reclassified to assets held for sale	(37)	—	—	—	—	(37)
Foreign exchange and other	47	(12)	—	—	—	35
Impairment to goodwill of the former U.S. reporting unit	(905)	—	—	—	—	(905)
Realignment of segment goodwill	(15,211)	(2,400)	6,708	7,873	3,030	—
Impairment to goodwill of the Salix reporting unit	—	—	—	(172)	—	(172)
Divestitures	—	—	(5)	—	—	(5)
Goodwill of certain businesses reclassified to assets held for sale	—	—	(947)	(431)	—	(1,378)
Foreign exchange and other	—	—	(257)	(5)	—	(262)
Balance, December 31, 2016	—	—	5,499	7,265	3,030	15,794
Realignment of segment goodwill	—	—	264	(264)	—	—
Balance, January 1, 2017	—	—	5,763	7,001	3,030	15,794
Goodwill reclassified to assets held for sale and subsequently disposed	—	—	(30)	(61)	(84)	(175)
Impairment	—	—	—	(312)	—	(312)
Foreign exchange and other	—	—	283	3	—	286
Balance, December 31, 2017	$—	$—	$6,016	$6,631	$2,946	$15,593

Goodwill is not amortized but is tested for impairment at least annually at the reporting unit level. A reporting unit is the same as, or one level below, an operating segment. The fair value of a reporting unit refers to the price that would be received to sell the unit as a whole in an orderly transaction between market participants. The Company estimates the fair values of all reporting units using a discounted cash flow model which utilizes Level 3 unobservable inputs.
The discounted cash flow model relies on assumptions regarding revenue growth rates, gross profit, projected working capital needs, selling, general and administrative expenses, research and development expenses, capital expenditures, income tax rates, discount rates and terminal growth rates. To estimate fair value, the Company discounts the forecasted cash flows of each reporting unit. The discount rate the Company uses represents the estimated weighted average cost of capital, which reflects the overall level of inherent risk involved in its reporting unit operations and the rate of return a market participant would expect to earn. To estimate cash flows beyond the final year of its model, the Company estimates a terminal value by applying an in perpetuity growth assumption and discount factor to determine the reporting unit's terminal value.
The Company forecasts cash flows for each of its reporting units and takes into consideration economic conditions and trends, estimated future operating results, management's and a market participant's view of growth rates and product lives, and anticipates future economic conditions. Revenue growth rates inherent in these forecasts were based on input from internal and external market research that compare factors such as growth in global economies, recent industry trends and product life-cycles. Macroeconomic factors such as changes in economies, changes in the competitive landscape including the unexpected loss of exclusivity to the Company's product portfolio, changes in government legislation, product life-cycles, industry consolidations and other changes beyond the Company’s control could have a positive or negative impact on achieving its targets. Accordingly, if market conditions deteriorate, or if the Company is unable to execute its strategies, it may be necessary to record impairment charges in the future.
2016
Prior to the change in operating segments in the third quarter of 2016, the Company operated in two operating and reportable segments: Developed Markets and Emerging Markets. The Developed Markets segment consisted of four geographic reporting units: (i) U.S., (ii) Canada and Australia, (iii) Western Europe and (iv) Japan. The Emerging Markets segment consisted of three geographic reporting units: (i) Central and Eastern Europe, Middle East and Africa, (ii) Latin America and (iii) Asia. The Company conducted its annual goodwill impairment test as of October 1, 2015 which resulted in no goodwill impairment under the then-current organizational structure.
March 31, 2016
Given challenges facing the Company, particularly in its dermatology and gastrointestinal businesses, management performed a review of its then-current forecast under the direction of the new Chief Executive Officer (“CEO”). As a result of that review, management lowered its forecast which resulted in a triggering event requiring the Company to test goodwill for impairment as of March 31, 2016. Although management lowered its forecast, which lowered the estimated fair values of certain business units, including the former U.S. reporting unit, the step one testing determined there was no impairment of goodwill as the estimated fair value of each reporting unit exceeded its carrying value. In order to evaluate the sensitivity of its fair value calculations on the goodwill impairment test, the Company applied a hypothetical 15% decrease in the fair value of each reporting unit as of March 31, 2016. For each reporting unit, this hypothetical 15% decrease in fair value would not have triggered additional impairment testing as the hypothetical fair value exceeded the carrying value of the respective reporting unit.
2016 Realignment of Segment Structure
Commencing in the third quarter of 2016 through the first quarter of 2018, the Company operated in three operating segments: (i) Bausch + Lomb/International, (ii) Branded Rx and (iii) U.S. Diversified Products. This 2016 segment structure realignment resulted in the Bausch + Lomb/International segment consisting of the following reporting units: (i) U.S. Bausch + Lomb and (ii) International; the Branded Rx segment consisting of the following reporting units: (i) Salix, (ii) Dermatology, (iii) Canada and (iv) Branded Rx Other; and the U.S. Diversified Products segment consisting of the following reporting units: (i) Neurology and other and (ii) Generics. As a result of these changes, goodwill was reassigned to each of the aforementioned reporting units using a relative fair value approach. Goodwill previously reported in the former U.S. reporting unit, after adjustment of impairment as described below, was reassigned, using a relative fair value approach, to the U.S. Bausch + Lomb, Salix, Dermatology, Branded Rx Other, Neurology and other, and Generics reporting units. Similarly, goodwill previously reported in the former Canada and Australia reporting unit was reassigned to the Canada and the International reporting units using a relative fair value approach. Goodwill previously reported in the remaining former reporting units was reassigned to the International reporting unit.
In the third quarter of 2016, goodwill impairment testing was performed under the former reporting unit structure immediately prior to the change and under the current reporting unit structure immediately subsequent to the change. Using the forecasts and assumptions at the time, the Company estimated the fair value of each reporting unit using a discounted cash flow analysis. As a result of its test, the Company determined that goodwill associated with the former U.S. reporting unit and the goodwill associated with the Salix reporting unit under the current reporting unit structure were impaired. Consequently, in the aggregate, goodwill impairment charges of $1,077 million were recognized as follows:

•
Under the former reporting unit structure, the fair value of each reporting unit exceeded its carrying value by more than 15%, except for the former U.S. reporting unit whose carrying value exceeded its fair value by 2%. As a result, the Company proceeded to perform step two of the goodwill impairment test for the former U.S. reporting unit and determined that the carrying value of the unit's goodwill exceeded its implied fair value. However, as the estimate of fair value is complex and requires significant amounts of time and judgment, the Company could not complete step two of the testing prior to the release of its financial statements for the period ended September 30, 2016. Under these circumstances, accounting guidance requires that a company recognize an estimated impairment charge if management determines that it is probable that an impairment loss has occurred and such impairment can be reasonably estimated. Using its best estimate, the Company recorded an initial goodwill impairment charge of $838 million as of September 30, 2016. In the fourth quarter of 2016, step two testing was completed and the Company concluded that the excess of the carrying value of the former U.S. reporting unit's unadjusted goodwill over its implied value as of September 30, 2016 was $905 million and recognized an incremental goodwill impairment charge of $67 million for the fourth quarter of 2016. The goodwill impairment was primarily driven by changes to the Company's forecasted performance which resulted in a lower fair value of the U.S. businesses, mainly the Salix business.

•
Under the Company's reporting unit structure during 2016, the carrying value of the Salix reporting unit exceeded its fair value, as updates to the unit's forecast resulted in a lower estimated fair value for the business. As a result, the Company proceeded to perform step two of the goodwill impairment test for the Salix reporting unit and determined that the carrying value of the unit's goodwill exceeded its implied fair value. However, the Company could not complete step two of the testing prior to the release of its financial statements for the period ended September 30, 2016. Using its best estimate, the Company recorded an initial goodwill impairment charge of $211 million as of September 30, 2016. In the fourth quarter of 2016, step two testing was completed and the Company concluded that the excess of the carrying value of the Salix reporting unit's unadjusted goodwill over its implied value as of September 30, 2016 was $172 million and recognized a credit to the initial goodwill impairment charge of $39 million for the fourth quarter of 2016. As of the date of testing, the Salix reporting unit had a carrying value of $14,066 million, an estimated fair value of $10,409 million and goodwill with a carrying value of $5,128 million.

In order to evaluate the sensitivity of its fair value calculations on the goodwill impairment test, the Company compared the carrying value of each reporting unit to its fair value as of August 31, 2016, the date of testing. The fair value of each reporting unit exceeded its carrying value by more than 15%, except for the Salix reporting unit as previously discussed and the U.S. Branded Rx reporting unit. As of the date of testing, goodwill of the U.S. Branded Rx reporting unit was $897 million and the estimated fair value of the unit exceeded its carrying value by approximately 5%.
2016 Annual Goodwill Impairment Test
The Company conducted its annual goodwill impairment test as of October 1, 2016 and determined that the carrying value of the Salix reporting unit exceeded its fair value and, as a result, the Company proceeded to perform step two of the goodwill impairment test for the Salix reporting unit. After completing step two of the impairment testing, the Company determined that the carrying value of the unit's goodwill did not exceed its implied fair value and, therefore, no impairment was identified to the goodwill of the Salix reporting unit. At the date of testing, the Salix reporting unit had a carrying value of $14,087 million, an estimated fair value of $10,319 million and goodwill with a carrying value of $5,128 million. The Company's remaining reporting units passed step one of the goodwill impairment test as the estimated fair value of each reporting unit exceeded its carrying value at the date of testing and, therefore, impairment to goodwill was $0. The Company determined that no events occurred or circumstances changed during the period of October 1, 2016 through December 31, 2016 that would indicate that the fair value of a reporting unit may be below its carrying amount, except for the Salix reporting unit. During the period of October 1, 2016 through December 31, 2016, there were no changes in the facts and circumstances which would suggest that goodwill of the Salix reporting unit was further impaired.
In order to evaluate the sensitivity of its fair value calculations on the goodwill impairment test, the Company compared the carrying value of each reporting unit to its fair value as of October 1, 2016, the date of testing. The fair value of each reporting unit exceeded its carrying value by more than 15%, except for the Salix reporting unit, as previously discussed and the U.S. Branded Rx reporting unit.
2017
2017 Realignment of Segment Structure
Effective for the first quarter of 2017, the revenues and profits from the Company's operations in Canada were reclassified. In connection with this change, the prior-period presentation of segment goodwill has been recast to conform to the Company's reporting structure during 2016, of which $264 million of goodwill as of December 31, 2016 was reclassified from the former Branded Rx segment to the Bausch + Lomb/International segment. No facts or circumstances were identified in connection with this change in alignment that would suggest an impairment exists.
As detailed in Note 4, "DIVESTITURES", the Sprout business was classified as held for sale as of September 30, 2017. As the Sprout business represented only a portion of the former Branded Rx reporting unit, the Company assessed the remaining reporting unit for impairment and determined the carrying value of the remaining reporting unit exceeded its fair value. After completing step two of the impairment testing, the Company determined and recorded a goodwill impairment charge of $312 million during the three months ended September 30, 2017.
2017 Interim Goodwill Impairment Assessments
As the facts and circumstances had not materially changed since the October 1, 2016 impairment test, management concluded that the carrying value of the Salix reporting unit continued to be in excess of its fair value.  Therefore, during the three months ended March 31, 2017, June 30, 2017 and September 30, 2017, the Company performed qualitative assessments of the Salix reporting unit goodwill to determine if testing was warranted.
As part of its qualitative assessments, management compared the reporting unit’s operating results to its original forecasts. Although Salix reporting unit revenue during the three months ended March 31, 2017, June 30, 2017 and September 30, 2017 declined as compared to the three months ended December 31, 2016, each decrease was within management's expectations. Further, the latest forecast for the Salix reporting unit is not materially different than the forecast used in management's October 1, 2016 testing and the difference in the forecasts would not change the conclusion of the Company’s goodwill impairment testing as of October 1, 2016. As part of these qualitative assessments, the Company also considered the sensitivity of its conclusions as they relate to changes in the estimates and assumptions used in the latest forecast available for each period.  Based on its qualitative assessments, management believes that the carrying value of the Salix reporting unit goodwill does not exceed its implied fair value and that testing the Salix reporting unit goodwill for impairment was not required based on the current facts and circumstances.
2017 Annual Goodwill Impairment Test
The Company conducted its annual goodwill impairment test as of October 1, 2017 and determined that the carrying value of the Salix reporting unit exceeded its fair value and, as a result, the Company proceeded to perform step two of the goodwill impairment test for the Salix reporting unit. After completing step two of the impairment testing, the Company determined that the carrying value of the unit's goodwill did not exceed its implied fair value and, therefore, no impairment was identified to the goodwill of the Salix reporting unit. As of the date of testing, the Salix reporting unit had an estimated fair value of $10,660 million and a carrying value of $13,404 million, including goodwill of $5,127 million. The Company's remaining reporting units passed step one of the goodwill impairment test as the estimated fair value of each reporting unit exceeded its carrying value at the date of testing and, therefore, there was no impairment to goodwill. In order to evaluate the sensitivity of its fair value calculations on the goodwill impairment test, the Company compared the carrying value of each reporting unit to its fair value as of October 1, 2017, the date of testing. The fair value of each reporting unit exceeded its carrying value by more than 15%, except for the Salix reporting unit.
Subsequent to the annual impairment test, the Company considered events occurring after October 1st to determine if further testing was required. The Company considered the impact of the changes in the Tax Act on its reporting units, including the impact on the carrying value, for changes in deferred tax assets and liabilities, and changes in assumptions related to the tax rate when assessing the fair value. The Company concluded that the fair value continues to exceed the carrying value for all reporting units, except Salix, after considering the impact of the changes in the Tax Act. Further, the step 2 impairment test for Salix continued to support the implied fair value of goodwill. As a result, no additional impairment charges were recorded.
In January 2017, the FASB issued guidance which simplifies the subsequent measurement of goodwill by eliminating “Step 2” from the goodwill impairment test. Instead, goodwill impairment will be measured as the amount by which a reporting unit's carrying value exceeds its fair value. The FASB also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment. The guidance is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods, with early adoption permitted. The Company may elect to adopt this standard effective the first quarter of 2018. Once adopted, this guidance is expected to have a significant impact on the Company’s financial position, results of operations, and disclosures with respect to the Salix reporting unit.
Total accumulated goodwill impairment charges to date are $1,389 million.
2018 Realignment of Segment Structure
Commencing in the second quarter of 2018, the Company operates in the following reportable segments: (i) Bausch + Lomb/International segment, (ii) Salix segment, (iii) Ortho Dermatologics segment and (iv) Diversified Products segment. The Bausch + Lomb/International segment consists of the: (i) U.S. Bausch + Lomb and (ii) International reporting units. The Salix segment consists of the Salix reporting unit. The Ortho Dermatologics segment consists of the: (i) Ortho Dermatologics and (ii) Global Solta reporting units. The Diversified Products segment consists of the: (i) Neurology and other, (ii) Generics and (iii) Dentistry reporting units. As of June 30, 2018, the amount of goodwill allocated to each reportable segment was as follows: (i) $5,837 million to the Bausch + Lomb/International segment, (ii) $3,156 million to the Salix segment, (iii) $1,267 million to the Ortho Dermatologics segment and (iv) $3,023 million to the Diversified Products segment.